UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act
                             of 1934


                Date of Report:  January 17, 2007
                (Date of earliest event reported)

                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware               000-06217            94-1672743
    (State or other          (Commission         (IRS Employer
    jurisdiction of
    incorporation)           File Number)     Identification No.)

  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]   Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CFR 230.425)

[  ]   Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule  13e-4(c)
under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03 Amendments  to  Articles  of Incorporation  or  Bylaws;
          Change in Fiscal Year.

          On January 17, 2007, the Board of Directors approved amendments to Article III, Section 1 of the Company's bylaws to revise the provisions with regard to the majority vote standard for director elections. The date for determining if an election is contested or uncontested has been set at 14 days before the Company files its definitive proxy statement; this addition is intended to clarify whether directors will be elected under a majority or plurality standard prior to soliciting proxies. The existing resignation requirement was revised to conform to a new Delaware law recognizing advance, irrevocable contingent resignations, and the general text was moved from the bylaws to the Company's corporate governance guidelines (which are published on the company's Investor relations website). The mandatory recusal provision was also removed in light of Delaware law considerations.



Item 9.01      Financial Statements and Exhibits.

          (c)  Exhibits.

                         The following exhibits are filed as part
               of this Report:

               Exhibit   Description
               Number

               3.1       Intel Corporation Bylaws, as amended  on
                         January 17, 2007

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/ Cary I. Klafter
                                      --------------------------
                                      Cary I. Klafter
Date:  January 18, 2007               Corporate Secretary